SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C. 20549
                          ----------------

                              Form 8-K

                           CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF EARLIEST EVENT REPORTED:  December 6, 2000


                        ATWOOD OCEANICS, INC.
       (Exact name of registrant as specified in its charter)

                   COMMISSION FILE NUMBER 1-13167

                TEXAS                            74-1611874
   (State or other jurisdiction of            (I.R.S. Employer
   incorporation or organization)           Identification No.)

     15835 Park Ten Place Drive                    77084
           Houston, Texas                        (Zip Code)
   (Address of principal executive
              offices)

         Registrant's telephone number, including area code:
                                  281-749-7800
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ITEM 5.    OTHER EVENTS


ON DECEMBER 06, 2000, THE COMPANY ANNOUNCED IT HAD PURCHASED THE SEMISUBMERSIBLE UNIT "OCEAN SCOUT" FROM OCEANEERING INTERNATIONAL, INC. FOR $4.5 MILLION. A COPY OF THE PRESS RELEASE ANNOUNCING THIS ACQUISITION IS FILED WITH THIS FORM 8-K AS
EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

ITEM 7.   EXHIBITS


EXHIBIT 99.1   PRESS RELEASE DATED DECEMBER 06, 2000
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATWOOD OCEANICS, INC.
                                        (Registrant)



                                        /s/ James M. Holland
                                        James M. Holland
                                        Senior Vice President

                                        DATE: DECEMBER 06,2000
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                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION

99.1 Press Release dated December 06, 2000